Exhibit 99.2
Assurant, Inc. (AIZ)
Financial Supplement as of September 30, 2005

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF SEPTEMBER 30, 2005

Page:
INDEX TO SUPPLEMENT

REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15
About Assurant:
Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The five key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; Assurant Solutions and Assurant Specialty Property – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit-related insurance; warranties and extended service contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.
The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.
Safe Harbor Statement:
Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures
Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.
(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.
(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.
(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.
(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2005	2004	2005	2004

Net operating income (1)	$125,553	$73,219	$370,847	$258,513

Net realized gains from investments	9,794	1,625	12,765	14,590

Excess of loss reinsurance program (1995-1997)	(35,060)	—	(40,263)	—

Loss on disposal of business	—	—	—	(6,337)

Expenses directly related to the initial and secondary public offerings	—	—	(1,040)	(2,334)

Net income	$100,287	$74,844	$342,309	$264,432

Total revenues	$1,879,441	$1,833,547	$5,616,098	$5,532,618

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$0.93	$0.52	$2.70	$1.88
Net income	$0.74	$0.53	$2.49	$1.92
Weighted average of common shares outstanding — basic	134,706,785	141,694,172	137,362,736	137,818,397

Diluted earnings per share
Net operating income	$0.92	$0.52	$2.67	$1.87
Net income	$0.74	$0.53	$2.47	$1.92
Weighted average of common shares outstanding — diluted	136,177,498	141,787,153	138,712,630	137,885,662

Pro forma earnings per share (2)
Net operating income	N/A	N/A	N/A	$1.82
Net income	N/A	N/A	N/A	$1.86
Pro forma common shares outstanding	N/A	N/A	N/A	142,031,988

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	September 30,	December 31,
($ in thousands, except per share amounts)	2005	2004	2003

Total assets	$25,412,444	$24,548,106	$24,093,444

Total stockholders’ equity	$3,665,802	$3,635,431	$2,632,103
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (3)	N/A	N/A	$3,357,603

Total stockholders’ equity (excluding AOCI) (4)	$3,402,773	$3,297,268	$2,313,576
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	N/A	N/A	$3,039,076

Basic book value per share	$27.65	$26.01	$24.10
Basic book value per share (excluding AOCI) (4)	$25.67	$23.59	$21.18
Shares outstanding for basic book value per share calculation	132,572,352	139,766,177	109,222,276

Diluted book value per share	$27.34	$25.99	$24.10
Diluted book value per share (excluding AOCI) (4)	$25.37	$23.57	$21.18
Shares outstanding for diluted book value per share calculation	134,103,669	139,901,760	109,222,276

Pro forma book value per share (3)	N/A	N/A	$23.61
Pro forma book value per share (excluding AOCI) (3)	N/A	N/A	$21.37
Pro forma shares outstanding	N/A	N/A	142,208,676

Debt to total capital ratio (excluding AOCI) (4)	22.6%	23.2%	43.4%
Pro forma debt to total capital ratio (excluding AOCI) (3)	N/A	N/A	24.7%

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	September 30,	December 31,
($ in thousands)	2005	2004	2003

Assets
Investments and cash and cash equivalents	$13,098,056	$12,955,128	$12,302,585
Reinsurance recoverables	4,789,209	4,196,810	4,409,950
Goodwill	817,828	823,054	828,523
Assets held in separate accounts	3,504,017	3,717,149	3,805,058
Other assets	3,203,334	2,855,965	2,747,328

Total assets	25,412,444	24,548,106	24,093,444

Liabilities
Policyholder liability	14,670,144	13,381,936	12,840,554
Debt	971,670	971,611	1,750,000
Mandatorily redeemable preferred securities	—	—	196,224
Mandatorily redeemable preferred stock	24,160	24,160	24,160
Liabilities related to separate accounts	3,504,017	3,717,149	3,805,058
Accounts payable and other liabilities	2,576,651	2,817,819	2,845,345

Total liabilities	21,746,642	20,912,675	21,461,341

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,402,773	3,297,268	2,313,576
Accumulated other comprehensive income	263,029	338,163	318,527

Total stockholders’ equity	3,665,802	3,635,431	2,632,103

Total liabilities and stockholders’ equity	$25,412,444	$24,548,106	$24,093,444

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands, net of tax)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Assurant Solutions and Assurant Specialty Property	$53,149	$63,765	$54,770	$44,563	$2,974	$38,568	$40,053	$171,684	$81,595
Assurant Health	45,718	49,367	49,673	33,744	47,900	39,935	36,708	144,758	124,543
Assurant Employee Benefits	22,846	9,812	16,379	19,967	14,967	14,026	13,250	49,037	42,243
Assurant Preneed	10,475	12,840	6,956	8,698	8,942	10,139	6,456	30,271	25,537
Corporate and other	(4,289)	(3,314)	(10,417)	(19,857)	(1,195)	(3,818)	(10,412)	(18,020)	(15,425)
Amortization of deferred gain on disposal of businesses	7,609	7,660	7,711	9,318	9,450	9,270	9,423	22,980	28,143
Interest expense	(9,955)	(9,954)	(9,954)	(9,955)	(9,819)	(10,292)	(8,012)	(29,863)	(28,123)

Net operating income	125,553	130,176	115,118	86,478	73,219	97,828	87,466	370,847	258,513

Adjustments:
Net realized gains on investments	9,794	2,651	320	1,210	1,625	3,719	9,246	12,765	14,590
Excess of loss reinsurance program (1995-1997)	(35,060)	(5,203)	—	—	—	—	—	(40,263)	—
Loss on disposal of business	—	—	—	—	—	(6,337)	—	—	(6,337)
Expenses directly related to the initial and secondary public offerings	—	—	(1,040)	(1,560)	—	—	(2,334)	(1,040)	(2,334)

Net income	$100,287	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$342,309	$264,432

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$1,621,186	$1,623,239	$1,631,894	$1,638,612	$1,603,548	$1,615,473	$1,625,238	$4,876,319	$4,844,259
Net investment income	175,175	177,018	164,200	163,263	160,034	157,628	153,824	516,393	471,486
Net realized gains on investments	11,965	4,079	492	1,861	2,501	5,722	14,224	16,536	22,447
Loss on disposal of business	—	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	11,706	11,784	11,863	14,334	14,539	14,262	14,497	35,353	43,298
Fees and other income	59,409	58,183	53,905	60,024	52,925	55,310	52,125	171,497	160,360

	1,879,441	1,874,303	1,862,354	1,878,094	1,833,547	1,839,163	1,859,908	5,616,098	5,532,618

Benefits, losses and expenses:
Policyholder benefits	970,596	924,011	943,524	950,821	976,934	943,049	968,965	2,838,131	2,888,948
Selling, underwriting, general and administrative expenses	752,156	746,879	726,793	772,090	732,252	736,236	735,856	2,225,828	2,204,344
Interest expense	15,315	15,314	15,314	15,314	15,107	15,834	12,326	45,943	43,267

	1,738,067	1,686,204	1,685,631	1,738,225	1,724,293	1,695,119	1,717,147	5,109,902	5,136,559

Income before income taxes	141,374	188,099	176,723	139,869	109,254	144,044	142,761	506,196	396,059
Income tax expense	41,087	60,475	62,325	53,741	34,410	48,834	48,383	163,887	131,627

Net income	$100,287	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$342,309	$264,432

Share repurchase program:
Shares repurchased	3,910,926	2,797,500	710,000	1,056,400	1,355,100	N/A	N/A	7,418,426	1,355,100
Average repurchase price per share	$37.38	$34.32	$34.16	$26.08	$26.00	N/A	N/A	$35.92	$26.00
Repurchase price	$146,181	$96,006	$24,252	$27,552	$35,234	N/A	N/A	$266,439	$35,234

AIZ Closing stock price (NYSE)	$38.06	$36.10	$33.70	$30.55	$26.00	$26.38	$25.15	$38.06	$26.00

Investment yield (1)	5.71%	5.63%	5.51%	5.55%	5.56%	5.57%	5.43%	5.57%	5.47%

(1)	The investment yields for the three months ending September 30, 2005 and June 30,2005 exclude $3,156 and $9,409, respectively, of investment income realized from real estate partnerships. The investment yield for the nine months ending September 30, 2005 excludes $12,565 of investment income realized from real estate partnerships.

Assurant Solutions and Assurant Specialty Property
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$648,011	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$1,899,946	$1,836,415
Net investment income	52,514	52,262	48,165	47,123	48,201	44,868	44,759	152,941	137,828
Fees and other income	39,991	40,938	36,103	40,186	38,505	35,818	29,207	117,032	103,530

	740,516	729,888	699,515	699,535	689,426	691,316	697,031	2,169,919	2,077,773

Benefits, losses and expenses:
Policyholder benefits (1)	238,148	213,678	203,265	211,552	272,088	220,215	231,576	655,091	723,879
Selling, underwriting, general and administrative expenses	422,215	420,797	414,589	423,623	413,840	414,387	406,550	1,257,601	1,234,777

	660,363	634,475	617,854	635,175	685,928	634,602	638,126	1,912,692	1,958,656

Income before income taxes	80,153	95,413	81,661	64,360	3,498	56,714	58,905	257,227	119,117
Income tax expense (1)	27,004	31,648	26,891	19,797	524	18,146	18,852	85,543	37,522

Net operating income (1)	$53,149	$63,765	$54,770	$44,563	$2,974	$38,568	$40,053	$171,684	$81,595

Net earned premiums and other considerations by major product groupings:
Assurant Specialty Property	$219,324	$207,723	$201,118	$190,803	$202,336	$192,755	$182,981	$628,165	$578,072
Assurant Solutions	428,687	428,965	414,129	421,423	400,384	417,875	440,084	1,271,781	1,258,343

Total	$648,011	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$1,899,946	$1,836,415

Gross written premiums for selected product groupings:
Domestic Credit	$182,999	$194,667	$190,718	$200,303	$204,586	$211,642	$236,480	$568,384	$652,708
International Credit	$166,413	$157,449	$162,747	$170,491	$155,586	$139,978	$128,591	$486,609	$424,155
Domestic extended service contracts	$298,969	$241,035	$253,249	$247,305	$238,030	$211,684	$263,333	$793,253	$713,047
International extended service contracts	$62,669	$50,593	$47,570	$39,704	$11,604	$11,098	$10,697	$160,832	$33,399
Specialty Property Solutions	$378,474	$341,298	$299,357	$315,886	$335,681	$320,717	$303,073	$1,019,129	$959,471

Investment yield	5.10%	5.28%	4.87%	4.79%	4.97%	4.73%	4.74%	4.96%	4.77%

(1) For the three months ending June 30, 2005, policyholder benefits and income tax expense were restated by $7,795 and $2,592, respectively, resulting in a net increase of $5,203 to net operating income. These restatements represent the reclassification of losses related to an excess of loss reinsurance program written between 1995-1997. These losses have been reclassified from the Assurant Solutions and Assurant Specialty Property segment to the Assurant Corporate and Other segment.

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$538,800	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$1,632,620	$1,673,473
Net investment income	17,707	17,170	17,705	17,365	16,874	16,716	16,947	52,582	50,537
Fees and other income	10,420	10,270	10,331	9,882	8,436	11,035	9,355	31,021	28,826

	566,927	571,734	577,562	585,072	588,475	587,112	577,249	1,716,223	1,752,836

Benefits, losses and expenses:
Policyholder benefits	336,362	333,101	345,368	357,751	350,188	358,729	356,115	1,014,831	1,065,032
Selling, underwriting, general and administrative expenses	161,125	163,385	156,763	176,645	165,108	167,753	165,401	481,273	498,262

	497,487	496,486	502,131	534,396	515,296	526,482	521,516	1,496,104	1,563,294

Income before income taxes	69,440	75,248	75,431	50,676	73,179	60,630	55,733	220,119	189,542
Income tax expense	23,722	25,881	25,758	16,932	25,279	20,695	19,025	75,361	64,999

Net operating income	$45,718	$49,367	$49,673	$33,744	$47,900	$39,935	$36,708	$144,758	$124,543

Net earned premiums and other considerations:
Individual:
Individual medical	$291,817	$290,047	$287,312	$284,248	$280,056	$272,593	$263,972	$869,176	$816,621
Short-term medical	30,257	28,115	25,876	27,452	30,754	28,722	27,655	84,248	87,131

Subtotal	322,074	318,162	313,188	311,700	310,810	301,315	291,627	953,424	903,752
Small employer group	216,726	226,132	236,338	246,125	252,355	258,046	259,320	679,196	769,721

Total	$538,800	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$1,632,620	$1,673,473

Assurant Health (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Sales (Annualized issued premiums):
Individual:
Individual medical	$69,343	$68,137	$76,389	$74,743	$82,546	$89,290	$98,215	$213,869	$270,051
Short-term medical	34,889	31,566	28,716	25,942	33,430	29,195	28,829	95,171	91,454

Subtotal	104,232	99,703	105,105	100,685	115,976	118,485	127,044	309,040	361,505
Small employer group	36,224	41,211	45,486	39,826	49,285	66,728	77,970	122,921	193,983

Total	$140,456	$140,914	$150,591	$140,511	$165,261	$185,213	$205,014	$431,961	$555,488

Membership by product line:
Individual:
Individual medical	647	662	671	675	677	673	657	647	677
Short-term medical	122	129	116	107	130	137	129	122	130

Subtotal	769	791	787	782	807	810	786	769	807
Small employer group	267	287	308	333	348	367	375	267	348

Total	1,036	1,078	1,095	1,115	1,155	1,177	1,161	1,036	1,155

Ratios:
Loss ratio (a)	62.4%	61.2%	62.8%	64.1%	62.2%	64.1%	64.6%	62.2%	63.6%
Expense ratio (b)	29.3%	29.5%	28.0%	31.1%	28.9%	29.4%	29.5%	28.9%	29.3%
Combined ratio (c)	90.6%	89.5%	89.7%	94.1%	90.1%	92.3%	93.1%	89.9%	91.8%

Investment yield (1)	5.48%	5.23%	5.44%	5.48%	5.40%	5.33%	5.50%	5.59%	5.47%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	The investment yields for the three and nine months ending September 30, 2005 exclude $596 of investment income realized from a real estate partnership.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$306,928	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$969,270	$933,030
Net investment income	41,878	38,274	37,983	39,063	37,496	37,437	35,722	118,135	110,655
Fees and other income	6,976	6,993	6,189	6,777	5,411	6,734	10,384	20,158	22,529

	355,782	361,687	390,094	389,622	348,734	353,330	364,150	1,107,563	1,066,214

Benefits, losses and expenses:
Policyholder benefits	212,022	241,537	267,738	252,984	224,083	228,842	244,326	721,297	697,251
Selling, underwriting, general and administrative expenses	108,403	105,027	97,017	106,037	101,618	102,737	99,345	310,447	303,700

	320,425	346,564	364,755	359,021	325,701	331,579	343,671	1,031,744	1,000,951

Income before income taxes	35,357	15,123	25,339	30,601	23,033	21,751	20,479	75,819	65,263
Income tax expense	12,511	5,311	8,960	10,634	8,066	7,725	7,229	26,782	23,020

Net operating income	$22,846	$9,812	$16,379	$19,967	$14,967	$14,026	$13,250	$49,037	$42,243

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$124,780	$128,323	$128,242	$130,561	$128,232	$130,453	$131,267	$381,345	$389,952
Group disability single premiums for closed blocks	—	—	26,700	27,935	—	—	13,075	26,700	13,075
All other group disability	118,595	123,078	124,777	123,928	115,770	114,986	110,729	366,450	341,485
Group life	63,553	65,019	66,203	61,358	61,825	63,720	62,973	194,775	188,518

Total	$306,928	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$969,270	$933,030

Assurant Employee Benefits (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Sales:
Group dental	$21,588	$18,187	$41,757	$28,063	$27,508	$17,558	$45,935	$81,532	$91,001
Group disability	9,085	12,485	17,702	10,491	10,983	8,700	13,876	39,272	33,559
Group life	5,498	10,666	17,920	9,716	9,456	15,055	12,959	34,084	37,470

Total	$36,171	$41,338	$77,379	$48,270	$47,947	$41,313	$72,770	$154,888	$162,030

Ratios:
Loss ratio (a)	69.1%	76.3%	77.4%	73.6%	73.3%	74.0%	76.8%	74.4%	74.7%
Expense ratio (b)	34.5%	32.5%	27.6%	30.2%	32.6%	32.5%	30.2%	31.4%	31.8%

Investment yield (1)	6.29%	6.14%	6.12%	6.40%	6.13%	6.15%	6.01%	6.20%	6.16%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(1)	The investment yields for the three and nine months ending September 30, 2005 exclude $2,560 of investment income realized from a real estate partnership.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$127,447	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$374,483	$401,341
Net investment income	56,204	62,688	53,012	52,672	50,982	52,469	50,177	171,904	153,628
Fees and other income	1,922	(196)	1,179	3,295	(20)	1,494	2,041	2,905	3,515

	185,573	188,329	175,390	180,746	182,798	190,286	185,400	549,292	558,484

Benefits, losses and expenses:
Policyholder benefits	129,916	127,900	127,153	128,534	130,575	135,263	136,948	384,969	402,786
Selling, underwriting, general and administrative expenses	39,570	40,732	37,531	39,729	38,854	39,390	38,513	117,833	116,757

	169,486	168,632	164,684	168,263	169,429	174,653	175,461	502,802	519,543

Income before income taxes	16,087	19,697	10,706	12,483	13,369	15,633	9,939	46,490	38,941
Income tax expense	5,612	6,857	3,750	3,785	4,427	5,494	3,483	16,219	13,404

Net operating income	$10,475	$12,840	$6,956	$8,698	$8,942	$10,139	$6,456	$30,271	$25,537

Net earned premiums and other considerations by channel:
AMLIC	$64,210	$64,299	$64,589	$61,738	$69,362	$70,379	$71,668	$193,098	$211,409
Independent — United States	56,703	55,353	50,859	57,867	57,701	61,190	57,418	162,915	176,309
Independent — Canada	6,534	6,185	5,751	5,174	4,773	4,754	4,096	18,470	13,623

Total	$127,447	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$374,483	$401,341

Life and annuity sales by channel:
AMLIC	$68,715	$72,531	$71,370	$63,806	$74,774	$78,729	$77,399	$212,616	$230,902
Independent — United States	50,614	49,499	43,552	50,937	51,544	57,273	54,869	143,665	163,686
Independent — Canada	22,457	22,478	18,097	23,278	15,998	18,671	14,919	63,032	49,588

Total	$141,786	$144,508	$133,019	$138,021	$142,316	$154,673	$147,187	$419,313	$444,176

Investment yield (1)	6.49%	6.18%	6.23%	6.35%	6.29%	6.47%	6.27%	6.34%	6.41%

(1)	The investment yields for the three months ending June 30, 2005 and the nine months ending September 30, 2005 exclude $9,409 of investment income realized from a real estate partnership.

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,	September 30,
($ in thousands)	2005	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,872	6,624	7,335	7,040	6,481	6,138	6,219	20,831	18,838
Net realized gains on investments	11,965	4,079	492	1,861	2,501	5,722	14,224	16,536	22,447
Loss on disposal of business	—	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	11,706	11,784	11,863	14,334	14,539	14,262	14,497	35,353	43,298
Fees and other income	100	178	103	(116)	593	229	1,138	381	1,960

	30,643	22,665	19,793	23,119	24,114	17,119	36,078	73,101	77,311

Benefits, losses and expenses:
Policyholder benefits (1)	54,148	7,795	—	—	—	—	—	61,943	—
Selling, underwriting, general and administrative expenses	20,843	16,938	20,893	26,056	12,832	11,969	26,047	58,674	50,848
Interest expense	15,315	15,314	15,314	15,314	15,107	15,834	12,326	45,943	43,267

	90,306	40,047	36,207	41,370	27,939	27,803	38,373	166,560	94,115

Loss before income taxes	(59,663)	(17,382)	(16,414)	(18,251)	(3,825)	(10,684)	(2,295)	(93,459)	(16,804)
Income tax (benefit) expense (1)	(27,762)	(9,222)	(3,034)	2,593	(3,886)	(3,226)	(206)	(40,018)	(7,318)

Net operating (loss) income(1)	$(31,901)	$(8,160)	$(13,380)	$(20,844)	$61	$(7,458)	$(2,089)	$(53,441)	$(9,486)

(1) For the three months ending June 30, 2005, policyholder benefits and income tax expense were restated by $7,795 and $2,592, respectively, resulting in $5,203 of additional net operating loss. These restatements represent the reclassification of losses related to an excess of loss reinsurance program written between 1995-1997. These losses have been reclassified from the Assurant Solutions and Assurant Specialty Property segment to the Assurant Corporate and Other segment.

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	September 30,		December 31,
($ in thousands)	2005		2004

Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,088,264		$9,013,497
Equity Securities: available-for-sale
Preferred stocks	694,623		628,220
Common stocks	1,523		2,067
Commercial mortgage loans on real estate, at amortized cost	1,137,872		1,053,872
Policy loans	63,647		64,886
Cash and short-term investments	1,028,714		1,107,175
Collateral held under securities lending	534,311		535,331
Other investments	549,102		550,080

Total	$13,098,056		$12,955,128

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,330,626	70%	$6,192,589	70%
Baa	2,159,942	24%	2,300,691	26%
Ba	480,591	5%	404,810	4%
B	103,004	1%	100,440	0%
Caa and lower	13,212	0%	14,623	0%
In or near default	889	0%	344	0%

Total	$9,088,264	100%	$9,013,497	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,397,785	15%	$1,524,605	17%
State, municipalities and political subdivisions	250,084	3%	217,865	2%
Foreign government	303,220	3%	527,428	6%
Public utilities	1,121,775	12%	1,082,724	12%
All other corporate bonds	6,015,400	67%	5,660,875	63%

Total	$9,088,264	100%	$9,013,497	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended September 30, 2005			For the Three Months Ended September 30, 2004			For the Nine Months Ended September 30, 2005			For the Nine Months Ended September 30, 2004
		Investment	Investment		Investment	Investment		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)

Fixed maturities: available-for-sale, at fair value	5.79%	$126,716	$1,793	5.83%	$121,941	$2,974	5.82%	$376,718	$(1,536)	5.80%	$360,809	$19,551
Equity Securities: available-for-sale	6.99%	11,876	164	6.79%	10,769	(343)	6.60%	32,196	(725)	7.26%	31,281	246
Commercial mortgage loans on real estate, at amortized cost	8.71%	24,421	(577)	7.82%	19,895	(450)	7.79%	64,043	(1,572)	7.57%	59,050	(450)
Policy loans	5.75%	917	—	4.63%	778	—	5.94%	2,861	—	6.03%	2,988	—
Cash and short-term investments	2.65%	5,908	81	1.17%	2,695	17	2.08%	16,642	64	0.92%	6,361	17
Other investments	8.36%	11,546	10,504	7.20%	9,007	303	10.31%	42,481	20,305	7.64%	29,122	3,083

Total		181,384	$11,965		165,085	$2,501		534,941	$16,536		489,611	$22,447
Investment expenses		(6,209)			(5,051)			(18,548)			(18,125)

Net investment income		$175,175			$160,034			$516,393			$471,486

Gross investment gain			$15,512			$7,447			$42,896			$40,154
Gross investment loss			(3,547)			(4,946)			(26,360)			(16,890)
Write-downs on available-for-sale securities			—			—			—			(817)

Net investment gain			$11,965			$2,501			$16,536			$22,447